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                                                                    Exhibit 23.1




CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-64510.





/s/ ARTHUR ANDERSEN LLP
-----------------------------
Arthur Andersen LLP

Minneapolis, Minnesota,
March 25, 2002